UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 20, 2019

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Suite 400 , Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312)
474-1300
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange

7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.

On August 20, 2019, Equity Residential’s operating partnership, ERP Operating Limited Partnership, an Illinois limited partnership (the “Company”), agreed to issue $600,000,000 aggregate principal amount of 2.500% Notes due February 15, 2030 (the “Notes”) in a public offering. The Company agreed to sell the Notes pursuant to a Terms Agreement, dated as of August 20, 2019, among the Company and each of Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc., as representatives of the underwriters named therein. The Notes will be issued pursuant to an Indenture, dated as of October 1, 1994, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., successor to The First National Bank of Chicago) (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 9, 2004, by and between the Company and the Trustee, as further supplemented by the Second Supplemental Indenture, dated as of August 23, 2006, by and between the Company and the Trustee, as further supplemented by the Third Supplemental Indenture, dated as of June 4, 2007, by and between the Company and the Trustee, as further supplemented by the Fourth Supplemental Indenture, dated as of December 12, 2011, by and between the Company and the Trustee, and as further supplemented by the Fifth Supplemental Indenture, dated as of February 1, 2016, by and between the Company and the Trustee.
Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Terms Agreement dated August 20, 2019, among ERP Operating Limited Partnership and each of Barclays Capital Inc., BofA Securities, Inc. and Citigroup Global Markets Inc.

1.2	Standard Underwriting Provisions dated August 20, 2019.

4.1	Form of 2.500% Note due February 15, 2030.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: August 22, 2019		By:	/s/ Robert A. Garechana
		Name:	Robert A. Garechana
		Its:	Executive Vice President and Chief Financial Officer

Date: August 22, 2019		By:	/s/ Scott J. Fenster
		Name:	Scott J. Fenster
		Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: August 22, 2019		By:	/s/ Robert A. Garechana
		Name:	Robert A. Garechana
		Its:	Executive Vice President and Chief Financial Officer

Date: August 22, 2019		By:	/s/ Scott J. Fenster
		Name:	Scott J. Fenster
		Its:	Executive Vice President, General Counsel and Corporate Secretary

[Signature page to Form
8-K]